Exhibit 10.18

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.
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First Amendment of Supplement to Distribution Agreement

This is an Amendment to the Supplement to Distribution Agreement dated July 27, 2010 (“the Agreement”) between Alpha & Omega Semiconductor (Hong Kong) Limited (“AOS”) and Promate Electronic Co., Ltd. (the “Distributor”). This Amendment will come into effect from April 21, 2011 (“Effective Date”) after it is duly signed by both parties. All expressions not defined here shall have the same meaning as they have in the Agreement. Except to the extent modified by this Amendment, all provisions of the Agreement shall remain in effect. The parties agree following amendments to the Agreement:

Revise the “Stock Rotation Program 2)”

From:
“Stock Rotation dollar amount is limited up to [***] guarantee and [***] AOS discretionary of net billings for the current three-month period.”

To:
“Stock Rotation dollar amount is limited up to [***] guarantee and [***] AOS discretionary, conditioned upon Distributor's adhering to AOS's backlog and inventory management guidelines as below:

i)	Distributor maintains backlog within a 4 month window (unless otherwise approved by AOS in writing) with minimal pull-ins and push-outs (by CRD);

ii)	Distributor plans backlog to achieve 2 month inventory target based on customer's POS forecast;

iii)	Products that were grossly over-ordered will not be eligible for the [***] AOS discretionary Stock Rotation. ”

AOS Distributor
By: /s/ Phil Lee             By: /s/ C.L.Hsieh
Name & Title: Phil Lee, General Manager Name & Title: C.L. Hsieh, VP

***CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION***